Exhibit 99.3

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF4 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF4 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

First Franklin Mortgage Loan Trust, Series 2004-FF4
All records


1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $648,272,332
Number of Loans: 3,119
Average Current Balance: $207,846
Weighted Average Coupon: 6.440%
Weighted Average Net Coupon: 5.920%
Weighted Average Remaining Term: 355
Weighted Average Seasoning: 3
Second Liens: 0.00%
Weighted Average Combined OLTV: 82.93%
Weighted Average FICO: 647
Loans w/ Prepay Penalties: 82.16%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 6.340%
Weighted Average Remaining Term (Arm Only):
357
Weighted Average Margin: 4.807%
Weighted Average Initial Per Cap: 2.978%
Weighted Average Per Cap: 1.000%
Weighted Average Lifetime Rate Cap: 6.000%
Weighted Average Months To Roll: 27
:
Loan Type:
Fixed: 19.10%
Balloons: 0.08%
2-28 Arms: 63.83%
3-27 Arms: 2.93%
Other Hybrid: 14.15%
:
Index:
6-Month Libor: 80.90%
1-Month Libor: 0.00%
Other Index: 19.10%

2. Loan Purpose

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                        Number of       Aggregate           Aggregate        Gross     Remaining       Average
Loan                    Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Purpose                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
Purchase                    1,647   $     369,723,524               57.03      6.228         357              84.56
Refinance - Cashout         1,204   $     230,303,928               35.53      6.723         353              80.41
Refinance - Rate Term         268   $      48,244,880                7.44      6.716         348              82.54
                            -----   -----------------              ------      -----         ---              -----
Total:                      3,119   $     648,272,332              100.00      6.440         355              82.93
                            =====   =================              ======      =====         ===              =====


3. Occupancy

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                        Number of       Aggregate           Aggregate        Gross     Remaining       Average
                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Occupancy                 Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
Primary                     2,986   $     627,624,135               96.81      6.430         355              82.90
Non-Owner Occupied            133   $      20,648,197                3.19      6.749         356              83.97
                        ---------   -----------------   -----------------   --------   ---------   ----------------
Total:                      3,119   $     648,272,332              100.00      6.440         355              82.93
                        =========   =================   =================   ========   =========   ================


4. Property Type

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                        Number of       Aggregate           Aggregate        Gross     Remaining       Average
Property                Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Type                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
Single Family Residence     2,274   $     444,048,320               68.50      6.503         354              82.71
PUD                           539   $     134,863,732               20.80      6.229         355              83.39
Condo                         204   $      43,181,547                6.66      6.334         355              83.76
2-4 Family                    102   $      26,178,733                4.04      6.635         357              82.97
                        ---------   -----------------   -----------------   --------   ---------   ----------------
Total:                      3,119   $     648,272,332              100.00      6.440         355              82.93
                        =========   =================   =================   ========   =========   ================


5. Documentation Type

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                        Number of       Aggregate           Aggregate        Gross     Remaining       Average
Documentation           Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Type                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
Full                        2,686   $     565,600,113               87.25      6.354         355              82.78
No Income Verification        218   $      40,552,814                6.26      7.301         353              87.99
Limited                       104   $      23,642,276                3.65      6.392         356              80.55
No Documentation              111   $      18,477,128                2.85      7.265         352              79.53
                        ---------   -----------------   -----------------   --------   ---------   ----------------
Total:                      3,119   $     648,272,332              100.00      6.440         355              82.93
                        =========   =================   =================   ========   =========   ================


6. Fico Distribution

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                        Number of       Aggregate           Aggregate        Gross     Remaining       Average
Fico                    Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
540 - 559                     328   $      44,427,662                6.85      7.481         351              75.96
560 - 579                     489   $      71,576,861               11.04      7.198         353              78.61
580 - 599                     104   $      20,208,396                3.12      6.938         356              83.87
600 - 619                     329   $      60,573,828                9.34      6.468         355              81.09
620 - 639                     485   $     101,799,875               15.70      6.476         354              86.54
640 - 659                     346   $      85,502,745               13.19      6.209         356              82.66
660 - 679                     286   $      72,281,031               11.15      6.157         356              83.64
680 - 699                     252   $      68,910,609               10.63      5.990         355              84.48
700 - 719                     193   $      42,984,419                6.63      6.125         355              86.06
720 - 739                     128   $      33,558,887                5.18      6.079         357              84.27
740 - 759                      89   $      22,469,427                3.47      6.037         356              84.87
760 >=                         90   $      23,978,589                3.70      6.032         356              82.42
                        ---------   -----------------   -----------------   --------   ---------   ----------------
Total:                      3,119   $     648,272,332              100.00      6.440         355              82.93
                        =========   =================   =================   ========   =========   ================
Minimum: 540
Maximum: 817
Weighted Average: 647.3


7. Combined Original Loan-to-Value Ratio (%)

                                                          % of Mortgage     Weighted   Weighted
Combined                                                  Loan Pool by      Average     Average        Weighted
Original                Number of       Aggregate           Aggregate        Gross     Remaining       Average
Loan-to-Value           Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Ratio (%)                 Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
<= 20.00                        1   $          99,847                0.02      7.375         358              11.63
20.01 - 30.00                   5   $         328,685                0.05      7.076         314              27.66
30.01 - 40.00                  15   $       1,709,963                0.26      6.540         339              35.07
40.01 - 50.00                  29   $       3,789,941                0.58      6.632         343              44.87
50.01 - 60.00                  62   $      12,299,231                1.90      6.416         337              56.40
60.01 - 70.00                 180   $      38,873,249                6.00      6.412         350              65.69
70.01 - 80.00               1,410   $     329,527,597               50.83      5.970         355              79.21
80.01 - 90.00                 672   $     125,528,989               19.36      7.092         357              87.79
90.01 - 100.00                745   $     136,114,829               21.00      6.978         356              96.63
                        ---------   -----------------   -----------------   --------   ---------   ----------------
Total:                      3,119   $     648,272,332              100.00      6.440         355              82.93
                        =========   =================   =================   ========   =========   ================
Minimum: 11.63
Maximum: 100.00
Weighted Average by Original Balance: 82.93
Weighted Average by Current Balance: 82.93


8. Current Principal Balance ($)

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
Current                 Number of       Aggregate           Aggregate        Gross     Remaining       Average
Principal               Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Balance ($)               Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
$25,001 - $50,000              82   $       3,487,712                0.54      7.588         328              77.38
$50,001 - $75,000             233   $      14,843,355                2.29      7.437         341              81.32
$75,001 - $100,000            315   $      27,877,366                4.30      7.183         347              82.68
$100,001 - $150,000           723   $      90,213,102               13.92      6.937         354              84.28
$150,001 - $200,000           588   $     101,512,201               15.66      6.744         355              84.49
$200,001 - $250,000           351   $      78,824,650               12.16      6.446         356              84.09
$250,001 - $300,000           235   $      64,267,744                9.91      6.362         355              83.54
$300,001 - $350,000           176   $      56,709,920                8.75      6.294         357              84.93
$350,001 - $400,000           107   $      40,159,657                6.19      6.241         357              85.97
$400,001 - $450,000            67   $      28,474,883                4.39      6.081         357              85.38
$450,001 - $500,000            46   $      21,869,372                3.37      5.832         357              82.54
$500,001 - $550,000            59   $      31,228,332                4.82      5.811         354              79.22
$550,001 - $600,000            53   $      30,476,914                4.70      5.794         354              79.09
$600,001 - $650,000            38   $      23,814,794                3.67      5.884         357              78.82
$650,001 - $700,000            19   $      12,950,549                2.00      5.668         357              75.85
$700,001 - $750,000            12   $       8,792,626                1.36      5.969         358              74.74
$750,001 - $800,000             6   $       4,595,441                0.71      6.255         358              76.37
$800,001 - $850,000             3   $       2,485,727                0.38      6.506         355              73.25
$850,001 - $900,000             3   $       2,639,928                0.41      6.366         357              67.65
$900,001 - $950,000             1   $         948,058                0.15      5.875         358              63.33
$950,001 - $1,000,000           1   $       1,000,000                0.15      5.625         358              58.82
$1,000,001 >=                   1   $       1,100,000                0.17      4.750         358              61.97
                        ---------   -----------------   -----------------   --------   ---------   ----------------
Total:                      3,119   $     648,272,332              100.00      6.440         355              82.93
                        =========   =================   =================   ========   =========   ================
Minimum: 27,154.15
Maximum: 1,100,000.00
Average: 207,846.21


9. Geographical Distribution

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                        Number of       Aggregate           Aggregate        Gross     Remaining       Average
Geographical            Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
Alabama                        21   $       2,899,324                0.45      6.675         358              85.66
Arizona                        54   $       8,608,757                1.33      6.492         355              84.33
Arkansas                        2   $         168,533                0.03      7.760         282             100.00
California                    861   $     272,504,522               42.04      5.959         356              80.40
Colorado                       80   $      17,811,467                2.75      6.354         356              83.96
Connecticut                    21   $       4,531,324                0.70      6.762         353              82.39
Delaware                        1   $         143,961                0.02      7.875         358              90.00
District of Columbia            1   $         117,770                0.02      6.375         357              54.42
Florida                       253   $      44,901,610                6.93      6.900         355              85.31
Georgia                       124   $      21,939,082                3.38      6.726         357              85.86
Idaho                          10   $       1,012,547                0.16      6.908         357              85.99
Illinois                      110   $      18,755,589                2.89      7.184         350              85.14
Indiana                        60   $       5,800,467                0.89      7.343         347              90.51
Iowa                            8   $         663,848                0.10      7.212         358              91.63
Kansas                          4   $         323,703                0.05      7.050         357              80.06
Kentucky                       29   $       4,142,325                0.64      7.160         354              87.64
Louisiana                      13   $       1,293,299                0.20      7.045         332              84.10
Maine                           4   $         706,759                0.11      7.029         320              81.29
Maryland                       29   $       6,167,234                0.95      6.791         353              83.44
Massachusetts                  26   $       6,619,369                1.02      6.755         353              80.80
Michigan                      129   $      18,157,630                2.80      7.150         357              86.04
Minnesota                      75   $      13,825,097                2.13      6.596         357              85.02
Missouri                       39   $       4,170,741                0.64      7.422         357              85.92
Nebraska                        3   $         518,334                0.08      6.534         358              90.37
Nevada                         59   $      13,351,515                2.06      6.358         356              86.04
New Hampshire                   6   $       1,087,915                0.17      6.827         358              77.94
New Jersey                     65   $      13,392,434                2.07      7.092         351              86.13
New Mexico                     11   $       1,645,167                0.25      7.273         357              84.53
New York                      104   $      27,417,627                4.23      6.608         355              80.74
North Carolina                 64   $       9,577,695                1.48      7.145         356              90.81
Ohio                          139   $      17,077,285                2.63      7.029         357              90.44
Oklahoma                        6   $         724,634                0.11      6.817         358              92.27
Oregon                         94   $      16,641,563                2.57      6.502         357              83.65
Pennsylvania                   46   $       4,540,796                0.70      7.516         357              81.38
Rhode Island                   13   $       2,451,848                0.38      7.019         357              88.83
South Carolina                 21   $       2,417,744                0.37      6.853         358              90.49
South Dakota                    1   $         198,800                0.03      5.125         358              80.00
Tennessee                      67   $       8,660,532                1.34      7.122         351              86.74
Texas                         282   $      41,642,021                6.42      6.569         346              81.08
Utah                           66   $      10,785,475                1.66      6.427         357              84.18
Vermont                         1   $          94,893                0.01      8.875         358             100.00
Virginia                       27   $       5,622,968                0.87      6.748         348              84.42
Washington                     65   $      12,507,215                1.93      6.403         355              84.33
West Virginia                   2   $         219,411                0.03      6.960         357              76.87
Wisconsin                      23   $       2,431,501                0.38      7.564         358              88.99
                        ---------   -----------------   -----------------   --------   ---------   ----------------
Total:                      3,119   $     648,272,332              100.00      6.440         355              82.93
                        =========   =================   =================   ========   =========   ================
Number of States Represented: 45


600k($)>10. Original Principal Balance > 600k ($)

                                                                                             Pct
Original                                 % of     Weighted   Weighted   Weighted    Pct      Cash     Pct
Principal                  Current      Current   Average    Average    Average    Owner     -out     Full
Balance > 600k ($)         Balance      Balance    Coupon      Fico       OLTV      Occ      Refi     Doc
---------------------   -------------   -------   --------   --------   --------   ------   ------   ------
$600,001 - $650,000     23,814,794.17     40.83      5.884        671      78.82   100.00    21.19    92.02
$650,001 - $700,000     12,950,548.74     22.20      5.668        677      75.85   100.00    15.69   100.00
$700,001 - $750,000      8,792,626.00     15.07      5.969        680      74.74   100.00    17.03   100.00
$750,001 - $800,000      4,595,441.11      7.88      6.255        734      76.37   100.00    16.73   100.00
$800,001 - $850,000      2,485,726.75      4.26      6.506        658      73.25   100.00     0.00   100.00
$850,001 - $900,000      2,639,928.41      4.53      6.366        708      67.65   100.00    66.42   100.00
$900,001 - $950,000        948,058.12      1.63      5.875        667      63.33   100.00     0.00   100.00
$950,001 - $1,000,000    1,000,000.00      1.71      5.625        710      58.82   100.00   100.00   100.00
$1,000,001 >=            1,100,000.00      1.89      4.750        732      61.97   100.00     0.00   100.00
                        -------------   -------   --------   --------   --------   ------   ------   ------
Total:                  58,327,123.30    100.00      5.900        682      75.70   100.00    20.74    96.74
                        =============   =======   ========   ========   ========   ======   ======   ======

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF4 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF4 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.